TherapeuticsMD, Inc. 8-K

Exhibit 99.1

REJOICE Trial Data Presentation March 7, 2016

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor ; the length, cost and uncertain results of our clinical trials ; potential adverse side effects or other safety risks that could preclude the approval of our hormone therapy drug candidates ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock ; and the concentration of power in our stock ownership . PDF copies of press releases and financial tables can be viewed and downloaded at our website : www.therapeuticsmd.com / pressreleases.aspx .

3 YUVVEXY TM (TX - 004HR) Clinical Development Program YUVVEXY™ is an investigational drug and is not approved for use by the FDA. This is a non - promotional presentation of scientific and development information intended for investor audiences only.

4 Agenda 1. Introduction to Vulvar and Vaginal Atrophy (VVA) 2 . Rationale for Development 3. Presentation of REJOICE Trial Data 4. Labeling Implications 5. Questions/Answers

5 Panelists • Robert Finizio – Co - founder and Chief Executive Officer, TherapeuticsMD • Brian Bernick, M.D. – Co - founder and Chief Clinical Officer, TherapeuticsMD • Sebastian Mirkin , M.D. – Chief Medical Officer, TherapeuticsMD • Sheryl Kingsberg , Ph.D . * – Chief, Division of OB/GYN Behavioral Medicine, UH Case Medical Center, Board of Trustees of the North American Menopause Society (NAMS ) • Lisa Rarick , M.D. * – Former FDA Medical Officer & Division Director Center for Drug Evaluation and Research (CDER) and FDA Office of Women’s Health • Ginger Constantine, M.D. * – President Endoheum Consultants, Former Wyeth Women’s Health and Musculoskeletal VP and Therapeutic Area Director, Clinical Research and Development • James Simon, M.D. *† – Professor of Ob/ Gyn , George Washington University, Past President of the North American Menopause Society (NAMS), President Elect of the International Society for the Study of Women’s Sexual Health (ISSWSH) • Steven Goldstein, M.D. * – Professor of Ob/ Gyn , New York University, Past President of the North American Menopause Society (NAMS ) • * Consultant to TherapeuticsMD • † Clinical Investigator for TX - 004HR REJOICE Trial

Women’s Attitudes and Behaviors towards Vulvar and Vaginal Atrophy (VVA) Sheryl Kingsberg, PhD University Hospitals Case Medical Center , Case Western Reserve University School of Medicine, Cleveland, OH

The Scope of the Problem About 50% (~32 million) of all postmenopausal women in the US have VVA/GSM 1 . . . but only ~7 % are treated 2,3 Many women are unaware that symptoms progress without treatment, and that safe and effective treatments are available 4 1. Simon JA, et al. Menopause . 2013;20:1043 - 1048. 2. MacBride MB, et al. Mayo Clin Proc. 2010;85:87 - 94. 3. Prairie BA, et al. J Womens Health . 2014;23:513 - 518. 4. Nappi RE, et al. Climacteric . 2012;15:36 - 44.

The Survey Says…. • Several recent surveys on the impact of VVA on Quality of Life, 3 large surveys published within the past 2 years – REVIVE: Real Women’s Views of Treatment Options for Menopausal Vaginal Changes Kingsberg SA, et al. J Sex Med . 2013, 10:1790 - 1799 – VIVA: V aginal Health: I nsights, V iews, and A ttitudes Nappi RE, Kokot - Kierepa M. Maturitas 2010;67(3):233 - 238 – CLOSER: CL arifying Vaginal Atrophy’s Impact O n SE x and R elationships Nappi RE et al. J Sex Med 2013,10:2232 - 2241 • Conclusion: – Negative impact of VVA on sexual health and other activities of daily life

Mean treatment duration 103 days 4 V VA Market Dynamics - Ready for New Product Only 2.3MM U.S. women treated with Rx product 1 1) IMS Health Plan Claims (April 2008 - Mar 2011). 2) Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498. 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 4) Portman, D, et al. One Year Treatment Persistence with Local Estrogen Therapy in Postmenopausal Women Diagnosed as Having Vag inal Atrophy. Menopause. 2015; 22 (11) 1197 - 203. Mean treatment duration 46 days 4 Vaginal Creams Women primed for conversion to new product Vaginal Tablets • Efficacy 2 • Applicator • Long - term safety 2 • Systemic absorption 2 • Messiness 2 • Reusable Applicator • Long - term safety 2 • Dose preparation by user required 3

10 VVA Market Opportunity Brian Bernick, M.D. – Co - founder & Chief Clinical Officer TherapeuticsMD

11 YUVVEXY TM ( TX - 004HR ): Rationale for Development • TX - 004HR is an investigational applicator - free vaginal softgel capsule that contains solubilized 17 b - estradiol • TX - 004HR is designed to provide improved efficacy, early onset of action and lower systemic estrogen levels vs. currently available products • TX - 004HR is designed to fulfill an unmet need for a more user - friendly modern treatment

12 Established V VA Market 1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) Femring data is excluded due to VMS indication. 3 ) Medi - Span Price Rx Basic as of 2/25/16. * for 18 tablets ($ 156.54 WAC for 8 tablets) 4) GlobalData July 2013 report GDHC54PIDR. 5) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 6) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11): All trademarks are the property of their respective owners. ▪ U.S. sales approximately $1.5 billion in 2015 1 ▪ U.S. sales more than doubled since 2008 1 ▪ Global market expected to be $2.1 billion in 2022 4 ▪ Currently no generic competition ▪ 32 million U.S. women currently experiencing VVA symptoms 5,6 Premarin ® Vagifem ® Estrace ® Osphena ® Estring ® Reusuable Vaginal Applicator Vaginal Applicator Reusuable Vaginal Applicator Oral Daily SERM Vaginal Ring Vaginal Cream Vaginal Tablet Vaginal Cream Oral Tablet Vaginal Ring $502MM 1 $456MM 1 $420MM 1 $66MM 1 $91MM 1

13 YUVVEXY TM (TX - 004HR) 0.69 x 0.3 inch Prototype Starter P ack Prototype Maintenance Pack • Small digitally inserted rapidly dissolving softgel capsule • No applicator • Proposed dose packaging to optimize compliance and convenience YUVVEXY™ is an investigational drug and is not approved for use by the FDA.

14 Presentation of REJOICE Trial Data Sebastian Mirkin , M.D. – Chief Medical Officer, TherapeuticsMD

15 - No systemic absorption - Variable Dosing - Early onset of action - Highly Efficacious for full VVA symptoms - High Satisfaction TX - 004HR YUVVEXY ™ (TX - 004HR) Product Target Profile 20% 80% 12 week 100% 0% 2 week 50% 25 mcg 10 mcg 4 mcg 100% 30 mcg TARGET GOAL

16 Clinical Program: YUVVEXY ™ (TX - 004HR) ( Completed) x Phase 1 Studies (499 and 500) • Single dose, randomized, open label, two - way crossover vs. Vagifem ® , bioavailability study x Phase 2 Study (TXV - 13 - 01) • A randomized, double blind, placebo controlled trial to evaluate the safety and efficacy of TX - 004HR 10mcg on VVA • 2 weeks duration x Phase 3 study (TXV - 14 - 01) - REJOICE Trial • A randomized, double blind, placebo controlled trial to evaluated the safety and efficacy of TX - 004HR 4, 10 and 25 mcg on VVA

17 Phase 3 Clinical Study REJOICE TRIAL ■ 12 Week Randomized, Double - blinded, Placebo - controlled 1 ■ Subjects : 764; 89 Sites across the United States and Canada » Main inclusion criteria ▪ Postmenopausal ▪ Sexually active ▪ ≤ 5% superficial cells on vaginal smear ▪ Vaginal pH > 5 ▪ Moderate to severe dyspareunia as most bothersome symptom » 4 groups ▪ 4 mcg ( N=191) ▪ 10 mcg (N=191) ▪ 25 mcg (N=190) ▪ Placebo (N=192) 1) NCT02253173; https://clinicaltrials.gov/ct2/show/NCT02253173?term=rejoice&rank=1, last accessed November 3, 2015 .

REJOICE TRIAL
Co-Primary and Key Secondary Endpoints

- **FDA Required Co-Primary Endpoints – mean change from baseline to week 12 in[1,2]:**
  - ✓ Vaginal superficial cells
  - ✓ Vaginal parabasal cells
  - ✓ Vaginal pH
  - ✓ Moderate to severe dyspareunia (identified as the most bothersome symptom of VVA)
- **Key components of secondary endpoints:**
  - ✓ Efficacy of co-primary endpoints at week 2
  - ✓ Vaginal dryness
- **Additional Endpoints:**
  - ✓ PK measures Days 1, 14, 84
  - ✓ FSFI (Female Sexual Function Index)
  - ✓ Acceptability survey

1) Each arm (4 mcg, 10 mcg, and 25 mcg) tested against each co-primary endpoint.
2) The FDA has previously indicated to us that in order to approve the drug based on a single trial, the trial would need to show statistical significance at the 0.01 level or lower for each endpoint, and that a trial that is merely statistically significant at a higher level may not provide sufficient evidence to support an NDA filing or approval of a drug candidate where the NDA relies on a single clinical trial.

TherapeuticsMD®

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19 Baseline Characteristics 4 mcg N=191 10 mcg N=191 25 mcg N=190 Placebo N=192 Age (years) Mean ± SD 59.8 ± 5.9 58.5 ± 6.3 58.9 ± 6.3 59.3 ± 6.1 Race White 87.4% 88.0% 86.8% 84.4% Black 10.5% 11.0%% 12.6% 12.5% Other 2.1% 1.0% 0.5% 3.1% BMI (kg/m 2 ) Mean ± SD 26.5 ± 4.9 26.8 ± 4.7 26.7 ± 4.8 26.6 ± 4.5 Type of Menopause Natural Surgical 114 (59.7%) 77 (40.3%) 114 (59.7%) 77 (40.3%) 121 (63.7%) 69 (36.3%) 127 (66.2%) 65 (33.9%)

20 Discontinuation Rates by Reason 4 mcg (N=191) 10 mcg (N=191) 25 mcg (N=190) Placebo (N=192) Number of Subjects Discontinued 16 (8.4%) 17 (8.9%) 13 (6.8%) 14 (7.3%) Adverse Event 2 (1.0%) 3 (1.6%) 4 (2.1%) 5 (2.6%) Investigator / Sponsor Decision 1 (0.5%) 0 (0%) 1 (0.5%) 0 (0%) Lack of Efficacy 2 (1.0%) 2 (1.0%) 0 (0%) 0 (0%) Lost to Follow - up 3 (1.6%) 3 (1.6%) 2 (1.1%) 4 (2.1%) Protocol Violation 2 (1.0%) 1 (0.5%) 1 (0.5%) 0 (0%) Withdrew Consent 6 (3.1%) 7 (3.7%) 5 (2.6%) 5 (2.6%) Other 0 (0%) 1 (0.5%) 0 (0%) 0 (0%)

21 Co - Primary Efficacy Endpoints

22 LS Mean Change from Baseline to Week 12: Vaginal Superficial Cells 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Change in Percentage Superficial Cells LS Mean ± SE 4 mcg 10 mcg 25 mcg Placebo 17% 23% 6% N=186 N=186 N=187 p<0.0001 p<0.0001 p<0.0001 N=188 17% LS = Least Squares

23 LS Mean Change from Baseline to Week 12: Vaginal Parabasal Cells -50 -40 -30 -20 -10 0 4 mcg 10 mcg 25 mcg Placebo - 44% p<0.0001 p<0.0001 p<0.0001 N=187 N=186 N=188 N=186 Change in Percentage Parabasal Cells LS Mean ± SE - 41% - 46% - 7 % LS = Least Squares

24 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 Change in Vaginal pH LS Mean ± SE 4 mcg 10 mcg 25 mcg Placebo LS Mean Change from Baseline to Week 12: Vaginal pH p<0.0001 p<0.0001 p<0.0001 N=186 N=186 N=187 N=188 - 1.3 - 1.4 - 1.3 - 0.3 LS = Least Squares

LS Mean Change from Baseline to Week 12: Severity of Dyspareunia



Rejoice TRIAL
4 mcg
10 mcg
25 mcg
Placebo
Change in Dyspareunia LS Mean ± SE
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
-1.8
-2
N=151
N=154
N=159
N=163
p=0.0149
p<0.0001
p<0.0001
-1.5
-1.7
-1.7
-1.3

TherapeuticsMD
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26 Key Components of Secondary Efficacy Endpoints

27 Statistical Significance of LS Mean Change from Baseline Severity of Dyspareunia by Study Visit (Week) 4 mcg 10 mcg 25 mcg Week 2 0.026 0.0019 0.0105 Week 6 0.0069 0.0009 < 0.0001 Week 8 0.0003 < 0.0001 < 0.0001 Week 12 0.0149 < 0.0001 < 0.0001 MMRM P - value vs placebo

28 LS Mean Change from Baseline to Week 12: Severity of Vaginal Dryness -2 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 Change in Dryness LS Mean ± SE 4 mcg 10 mcg 25 mcg Placebo p=0.0014 p<0.0001 p<0.0001 N=171 N=173 N=176 N=174 - 1.27 - 1.47 - 1.47 - 0.97 LS = Least Squares

29 Co - Primary and Key Secondary Endpoints LS Mean Change from Baseline to Week 12 Compared to Placebo 4 mcg 10 mcg 25 mcg Superficial Cells <0.0001 <0.0001 <0.0001 Parabasal Cells <0.0001 <0.0001 <0.0001 Vaginal pH <0.0001 <0.0001 <0.0001 Severity of Dyspareunia 0.0149 <0.0001 <0.0001 Severity of Vaginal Dryness 0.0014 <0.0001 <0.0001 MMRM P - value vs placebo

30 Premarin ® Vagifem ® Estrace ® Osphena ® Estring ® Onset of Action Dyspareunia Week 4+ Week 8 ( composite s core ) Approval without dyspareunia and dryness data Week 12 Approval without dyspareunia and dryness data Onset of Action Dryness Not demonstrated Not demonstrated Efficacy and Onset of Action Based on FDA - Approved Labeling and Not Head - to - Head Comparative Studies Vagifem [package label] http://www.novo - pi.com/vagifem.pdf Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132 Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572 Estring [package label ] http:// labeling.pfizer.com/ShowLabeling.aspx?id=567 All trademarks are the property of their respective owners Onset of Action = First efficacy observation

31 Responder Analysis: Severity of Dyspareunia at Week 12 -60 -50 -40 -30 -20 -10 0 Percentage of subjects with a decrease in severity of dyspareunia of 2+ points 4 mcg 10 mcg 25 mcg Placebo P 0.0006 41.0% 47.4% 55.4% 35.8% P 0.0001 P 0.0317 Responder defined as reduction of 2+ points N=151 N=154 N=159 N=163

32 Results from Pharmacokinetics Substudy

33 AUC 0 - 24 ( pg.h /mL ) C avg (0 - 24) ( pg /mL) 4 mcg 87.22 (42.77) 3.634 (1.78) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.3829 0.3829 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 4 mcg (N=18) ( represents day 84)

34 AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 10 mcg 110.14 (54.57) 4.58 (2.27) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.7724 0.7724 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 10 mcg ( N=19)

35 AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 25 mcg 171.56 (80.13) 7.14 (3.33) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.0108 0.0108 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 25 mcg (N=18)

36 Acceptability of Product Administration

37 Was the product easy to use? 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) YES 171 (94.5%) 172 (95.0%) 175 (95.1%) 164 (88.9%) Overall p - value = 0.035

38 How would you rate the ease of insertion of the capsule? 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) Excellent 79 (44.0%) 83 (46.0%) 83 (45.0%) 65 (35%) Good 77 (43.0%) 72 (40.0%) 74 (40.0%) 79 (43%) Fair 20 (11.0%) 23 (13.0%) 18 (10.0%) 25 (14%) Poor 5 (3.0%) 3 (1.7%) 9 (5.0%) 16 (9.0%) Overall p - value = 0.037

39 Level of satisfaction with the product 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) Very Satisfied 74 (40.1%) 84 (46.4%) 83 (45.1%) 41 (22.2%) Satisfied 57 (31.5%) 55 (30.4%) 62 (33.7%) 68 (36.8%) Unsure 23 (12.7%) 28 (15.5%) 21 (11.4%) 39 (21.1%) Dissatisfied 19 (10.5%) 9 (5.0%) 12 (6.5%) 20 (10.8%) Very Dissatisfied 8 (4.4%) 5 (2.8%) 6 (3.3%) 17 (9.2%) Overall p - value <0.0001

40 Safety Endpoints

41 Overview of Adverse Events (AEs) (Safety Population) 4 mcg (N=191) 10 mcg (N=191) 25 mcg (N=190) Placebo (N=192) Any Subject with Reported AE 113 (59.2%) 105 (55.0%) 107 (56.3%) 124 (64.6%) Any Subject with Reported TEAE 96 (50.3%) 91 (47.6%) 90 (47.4%) 104 (54.2%) Any Subject with Drug Related TEAE 38 (19.9%) 28 (14.7%) 34 (17.9%) 47 (24.5%) Any Reported Serious TEAE 0 (0.0%) 2 (1.0%) 3 (1.6%) 1 (0.5%) Any AE Leading to Discontinuation 2 (1.0%) 3 (1.6%) 4 (2.1%) 5 (2.6%) TEAE – Treatment E mergent A dverse E vent

42 TEAEs by Preferred Term Occurring ≥ 3% (Safety Population) Preferred Term 4 mcg (N=191) 10 mcg (N=191) 25 mcg (N=190) Placebo (N=192) Nasopharyngitis 5 (2.6%) 6 (3.1%) 7 (3.7%) 10 (5.2%) Upper respiratory tract infection 5 (2.6%) 6 (3.1%) 3 (1.6%) 5 (2.6%) Urinary tract infection 5 (2.6%) 5 (2.6%) 8 (4.2%) 4 (2.1%) Back pain 9 (4.7%) 1 (0.5%) 4 (2.1%) 7 (3.6%) Headache 12 (6.3%) 14 (7.3%) 5 (2.6%) 14 (7.3%) Vaginal discharge 5 (2.6%) 6 (3.1%) 4 (2.1%) 13 (6.8%) Vulvovaginal pruritus 4 (2.1%) 2 (1.0%) 7 (3.7%) 10 (5.2%) Oropharyngeal pain 1 (0.5%) 0 (0.0%) 6 (3.2%) 1 (0.5%) TEAE – Treatment E mergent A dverse E vent

43 • No significant difference in safety labs or vital signs • No increase in estrogen sensitive tests (i.e., SHBG, Triglycerides) • No significance difference in EKG findings • No signal of estrogenic stimulation of the endometrium Safety Protocol Procedures

44 Conclusions TX - 004 HR at 4 , 10 and 25 mcg demonstrated a positive benefit/risk profile for the proposed indication of “treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy due to menopause ” – Increased percentage of vaginal superficial cells – Decreased percentage of vaginal parabasal cells – Decreased vaginal pH – Improved dyspareunia as the most b othersome s ymptom – Improved vaginal dryness – Efficacy observed at week 2 • No difference compared to placebo in incidence of TEAEs or SAEs • Negligible to very low systemic absorption of 17 - b estradiol – Significantly lower than Vagifem • High patient acceptability and satisfaction rates • Easy to use and insert without the need of an applicator

45 Regulatory Strategy • Proposed Indication : T reatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy due to menopause • Clinical Program Completed • Positive Benefit/Risk profile demonstrated for 4, 10 and 25 mcg • Planned NDA under 505(b)(2) pathway for the 3 doses • Strategy confirmed at Pre - NDA meeting • TherapeuticsMD to propose a highly differentiated label • Negligible to very low systemic absorption of 17 b - estradiol • Early efficacy/onset of action • Applicator - free

Yuvvexy ™ (TX - 004HR) Proposed US Regulatory Approach/Labeling Lisa Rarick , M.D. Former FDA — Center for Drug Evaluation and Research (CDER) Medical Officer & Division Director (Division of Bone, Reproductive and Urologic Products) and FDA Office of the Commissioner, Office of Women’s Health (OWH)

FDA Scientific Workshop on Labeling “Lower” Dose Estrogen - Alone Products for Symptoms of VVA - November 10, 2015 1 • “On the topic of the labeling for lower - dose estrogen products delivered vaginally…” • “Lower - dose estrogen products [below 0.625 mg conjugated estrogens used in WHI, and below 0.0375 mg of estradiol products] are now approved for treatment of VVA due to menopause, and some in the scientific/medical community have questioned whether the current ‘Boxed Warnings’ section in the labeling is applicable in whole or in part to these lower - dose estrogen products.” • FDA seeking input on Boxed Warnings section, estrogen exposure data and PK/PD information relative to labeling lower - dose estrogen products… 1. Scientific Workshop on Labeling “Lower” Dose Estrogen - Alone Products for Symptoms of Vulvar and Vaginal Atrophy (VVA) http:/ /www.fda.gov/Drugs/ NewsEvents /ucm459690.htm

TherapeuticsMD proposal for US Labeling — Governed by Regulations and Guidance • Yuvvexy ™ (TX - 004HR) — Sections of label to be considered for modification • Highlights of Prescribing Information • Boxed Warnings • Contraindications • Warnings and Precautions • Adverse Reactions • Clinical Pharmacology • Clinical Studies • Dosage and Administration • Patient Counseling/Patient Labeling

Boxed Warning Proposed Elimination or Modifications to Boxed Warning • Estrogen - alone boxed warning information • Propose removal from Boxed Warning • P ropose modified language in the “Warnings and Precautions” Section • Estrogen + Progestin boxed warning information • Propose removal from Boxed Warning • Propose removal or modification throughout the label • Provide data to support that progestin not needed for endometrial protection

Contraindications • Possible opportunity to remove or modify current Contraindication “Known, suspected, or history of breast cancer”

Warnings and Precautions • Proposed modification re: “Risks from Systemic Absorption” • Propose modification of each of the current Warnings with draft language such as “When estrogens are used with resulting systemic absorption higher than demonstrated for Yuvvexy ™, an increased risk of XX has been reported” • May need to add “Although Yuvvexy ™ use does not result in the level of systemic exposure associated with this increased risk, long - term safety studies with Yuvvexy ™ are not available.” • Proposed removal of “addition of a Progestin” section

Adverse Reactions Clinical Pharmacology Clinical Studies • Adverse Reactions tables/listings specific to Yuvvexy ™ clinical trials • Clinical Pharmacology to reflect Yuvvexy ™ pK data ( negligble to very low systemic absorption) • Clinical Studies • Results for co - primary endpoints • May be able to include first efficacy timepoint /onset of action (statistical significance at week 2) • Propose to include vaginal dryness efficacy

Dosage and Administration Patient Information 2 DOSAGE AND ADMINISTRATION “A single YUVVEXY capsule should be administered digitally intravaginally ” Vagifem ®, Estrace ® and Premarin ® Vaginal Cream PI YUVVEXY ™ PI All trademarks are the property of their respective owners. Instructions for Use of Applicator

YUVVEXY™ (TX - 004HR) TherapeuticsMD Label Proposal • Potential Modification of Boxed Warnings Estrogen Warnings — Potential removal from Boxed Warning section — Potential modifications of estrogen warnings Estrogen + Progestin Warnings — Potential removal from Boxed Warning section — Potential removal of progestin use for endometrial protection • DOSAGE AND ADMINISTRATION — Potential language to administer “digitally intravaginally ” without instruction for an applicator — Potential removal of progestin use for endometrial protection • WARNINGS AND PRECAUTIONS — Potential modification of warnings related to higher dose estrogens — Potential removal (or modification) of warnings related to estrogen + progestins — Potential modification of systemic absorption warnings • CLINICAL STUDIES — Results for co - primary endpoints — Potential labeling to include language regarding demonstration of statistical significance over placebo for the four co - primary endpoints being demonstrated at study visits, including week 2 — Potential labeling to include vaginal dryness efficacy

55 Q&A • Robert Finizio – Co - founder and Chief Executive Officer, TherapeuticsMD • Brian Bernick, M.D. – Co - founder and Chief Clinical Officer, TherapeuticsMD • Sebastian Mirkin , M.D. – Chief Medical Officer, TherapeuticsMD • Sheryl Kingsberg , Ph.D . * – Chief, Division of OB/GYN Behavioral Medicine, UH Case Medical Center, Board of Trustees of the North American Menopause Society (NAMS ) • Lisa Rarick , M.D. * – Former Medical Officer & Division Director FDA Office of Women’s Health (OWH) and Center for Drug Evaluation and Research (CDER) • Ginger Constantine, M.D. * – President Endoheum Consultants, Former Wyeth Women’s Health VP and Therapeutic Area Director, Clinical Research and Development • James Simon, M.D. *† – Professor of Ob/ Gyn , George Washington University, Past President of the North American Menopause Society (NAMS), President Elect of the International Society for the Study of Women’s Sexual Health (ISSWSH) • Steven Goldstein, M.D. * – Professor of Ob/ Gyn , New York University, Past President of the North American Menopause Society ( NAMS ) • * Consultant to TherapeuticsMD • † Clinical Investigator for TX - 004HR REJOICE Trial

56 THANK YOU

57 Appendix

58 YUVVEXY TM (TX - 004HR ) – Target Product Profile Target Goals Phase 3 Supportive Data Low systemic exposure Fast onset of action New lower effective dose Improved user experience Negligible to low systemic absorption with 4 mcg, 10 mcg and 25 mcg observed in phase 1 and 3 Efficacy observed at Day 14 in phase 2 and 3 Phase 3 evaluated broad range of doses , including 4, 10, and 25 mcg; 4 mcg represents potential new lowest strength dose Phase 3 data included patient satisfaction ; 95% said “easy to use ” Digitally inserted – No applicator Efficacy Phase 3 data demonstrated statistical significance for all 3 doses on the 4 co - primary endpoints Safety Phase 3 data suggests no clinically significant differences vs. placebo; no drug - related serious adverse events

59 Phase 1 Single Dose PK Studies TX - 004HR vs. Vagife m ® Vagifem is a registered trademark of Novo Nordisk A/S Corp . Pickar , et al. Climacteric 2016 Systemic absorption AUC (0 - 24 hours) and C avg (0 - 24 hours) for estradiol is 2 - to 3 - fold lower with TX - 004HR relative to Vagifem ® (p < 0.0001)

60 LS Mean Change from Baseline to Week 12 The Female Sexual Function Index (FSFI ) Total Score 0.00 2.00 4.00 6.00 8.00 10.00 12.00 4 mcg 10 mcg 25 mcg Placebo 4 mcg 10 mcg 25 mcg Placebo P=0.0492 P=0.9075 P=0.0019 * Total Score Range: 2.0 to 36.0 Less Sexual Dysfunction N=153 N=152 N=156 N=158

61 PROGRAM IMPLICATIONS - Negligible to Low Systemic Absorption - Variable Dosing - 2 week onset of action - Highly Efficacious for VVA/GSM - High Satisfaction TX - 004HR Data results YUVVEXY ™ (TX - 004HR) Medical Differentiation Index 20% 95% 80% 12 week 100% 0% 2 week 50% 25 mcg 10 mcg 4 mcg 100% 30 mcg